UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

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Securities Exchange Act of 1934

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GORES HOLDINGS, INC.

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Important Information

On August 8, 2016, Gores Holdings, Inc. (the “Company”) provided the following written materials in presentations made to certain existing and potential stockholders of the Company with respect to the business combination contemplated by that certain Master Transaction Agreement, dated as of July 5, 2016, entered into by the Company and the other parties thereto. The materials are filed herewith pursuant to Rule 14a-12.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file a definitive proxy statement with the Securities and Exchange Commission (“SEC”). The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. The Company stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed transaction because these materials will contain important information about the proposed transaction. The definitive proxy statement will be mailed to the Company stockholders as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the definitive proxy statement once it is available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings, Inc., 9800 Wilshire Blvd., Beverly Hills, California 90212, email: jchou@gores.com, Attn: Jennifer Kwon Chou.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 16, 2016. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to the Company stockholders in connection with the proposed transaction will be set forth in the definitive proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the definitive proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement and the proposed business combination contemplated thereby; (ii) the inability to complete the transactions contemplated by the Master Transaction Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Master Transaction Agreement; and (iii) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

GORES HOLDINGS – HOSTESS INVESTOR PRESENTATION
August 2016

DISCLAIMER
This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Hostess Holdings, L.P. (“Hostess”) or Gores Holdings, Inc. (“Gores”) or any of Hostess’ or Gores’ affiliates’ securities (as such term is defined under the U.S. Federal Securities Law). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination, as contemplated in the Master Transaction Agreement (collectively, the “Business Combination”), of Hostess and Gores and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. Hostess and Gores assume no obligation to update the information in this Investor Presentation.
Use of Projections
This Investor Presentation contains financial forecasts with respect to Hostess’ estimated net revenues, gross profit, Adjusted EBITDA and Adjusted EBITDA Margin for Hostess’ fiscal years 2016 and 2017. Neither Gores’ independent auditors, nor the independent registered public accounting firm of Hostess, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results.
In this Investor Presentation, certain of the above-mentioned estimated information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or Hostess or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.
Forward Looking Statements
This Investor Presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, Hostess or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Master Transaction Agreement due to the failure to obtain approval of the stockholders of Gores or other conditions to closing in the Master Transaction Agreement; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the Master Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Hostess as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Hostess may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Gores and Hostess undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Industry and Market Data
In this Investor Presentation, Hostess relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Hostess has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess’ management’s best view as to information that is not publicly available.
Use of Non-GAAP Financial Measures
This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin and Free Cash Flow. In this Investor Presentation, Adjusted EBITDA and Adjusted EBITDA Margin exclude certain add-backs. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total revenues. Free Cash Flow conversion is defined as Adjusted EBITDA minus capital expenditures divided by Adjusted EBITDA. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this Investor Presentation. Except as otherwise noted, all references herein to full-year periods refer to Hostess’ fiscal year, which ends on December 31.
Hostess believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Hostess’ financial condition and results of operations. Hostess’ management uses these non-GAAP measures to compare Hostess’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Hostess’ board of directors.
Hostess believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.
Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures differently, and therefore Hostess’ Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.
Additional Information
In connection with the proposed Business Combination between Hostess and Gores, Gores intends to file with the SEC a definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to Gores stockholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. Gores stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Hostess, Gores and the proposed transactions. The definitive proxy statement will be mailed to Gores stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the definitive proxy statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Gores Holdings, Inc., c/o The Gores Group LLC, 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).
This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.
Participants in the Solicitation
Gores and its directors and officers may be deemed participants in the solicitation of proxies of Gores stockholders in connection with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores in Gores’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 16, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores stockholders in connection with the proposed transaction will be set forth in the definitive proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the definitive proxy statement that Gores intends to file with the SEC.
PAGE

PRESENTERS AND SENIOR LEADERSHIP
Hostess Gores Holdings
Dean Metropoulos
Executive Chairman
Executive Chairman of Hostess Founder and Executive Chairman of Metropoulos & Co. More than 30 years of successful experience revamping iconic brands throughout the consumer space Strong track record of growing revenues, reducing costs and enhancing capital efficiency of portfolio companies
Bill Toler
President & CEO
President and CEO of Hostess Former CEO and President of AdvancePierre Foods and former President of Pinnacle Foods More than 30 years of executive experience in the food and consumer sector Proven track record for brand growth, strategic planning and operations
Tom Peterson
EVP & CFO
Served as Hostess Corporate Controller since relaunch and promoted to CFO in March 2016 Formerly a Managing Director at FTI Consulting and on the restructuring team of Legacy Hostess More than 20 years of accounting and finance expertise in a broad range of industries
Alec Gores
Sponsor / Director
Chairman of Gores Holdings
Founder, Chairman and Chief Executive Officer of The Gores Group More than 35 years of experience as an entrepreneur, operator and private equity investor Has invested in more than 100 portfolio companies through varying macroeconomic environments
Mark Stone
Sponsor / Director
Chief Executive Officer of Gores Holdings Member of The Gores Group’s investment committee and responsible for Gores’ worldwide operations team Key participant in numerous Gores’ turnaround, value-oriented investments over his tenure Served on the Board of many portfolio companies of The Gores Group
PAGE

LONG-TERM SPONSORSHIP FROM PREMIER INVESTORS
The Gores Group / Gores Holdings, Inc.
Gores Holdings, Inc is sponsored by an affiliate of The Gores Group, a global private equity firm with 28-year track record of operational investing Since 1987, Gores has acquired and operated 110 companies Management team has over 80 years of combined operational, financial, investment and transactional experience Representative investing experience:
Dean Metropoulos: Storied Investor with a History of Turnaround Success
Thought leader and brand revival specialist with deep investing, restructuring and operating experience History of value creation, with over 30 years of partnerships with a number of the major private equity firms to successfully rebuild some of the most well known brands in the consumer space, including:
Apollo Global Management
Leading global alternative investment manager in private equity, credit and real estate with over US$170bn in assets under management Opportunistic, value-oriented investment approach across market cycles and capital structures Representative consumer expertise:
PAGE

AGENDA
I. BUSINESS OVERVIEW
II. PROJECTIONS AND GROWTH OVERVIEW
III. TRANSACTION SUMMARY AND TIMELINE
PAGE

HOSTESS – THE OPPORTUNITY
Hostess is a $1bn+ brand at Retail with potential upside in execution through white-space, innovation, and execution
Snacking Trends Create Tailwinds For Growth
Experienced and Tenured Management Team Driving Growth
Iconic Brands With Nearly 100-year History
Attractive Margin Profile Relative to Peers
Clean Asset Base, Free of Legacy Liabilities
Strong Market Share Momentum Since Brand Relaunch
PAGE

I. BUSINESS OVERVIEW

KEY INVESTMENT THEMES
Hostess Brand
Hostess business transformation:
Shelf-life Technology Warehouse Model
Aggressive capital investment drove optimization of manufacturing, distribution and implementation of highly analytical IT systems
Strong customer support Hostess brand driving Sweet Baked Goods (“SBG”) category growth while providing retailers the premium brand consumers want, improved penny profits, and higher margins
The growth potential of this platform is strong and expanding
Core: Innovation and Brand extensions – Flavors, Forms, Packaging, Bread, Premium, Better For You White-space: In-Store Bakery, Frozen Retail, Foodservice, and International opportunities largely untapped Acquisitions: Recent purchase of Superior Cake Products (“Superior”) to accelerate development in ISB
Best-in-class financial metrics
Growth – Sustaining strong top-line growth Adj. EBITDA margins – Industry leading ~30% 85%+ Adj. EBITDA to FCF conversion1 by 2017 Clean balance sheet – No legacy issues
Hostess is a $1bn+ brand at Retail with upside potential
1 Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Capex includes maintenance capex and expansion capex.
PAGE

COMPELLING GROWTH STORY
Powerful Hostess brand
Premium positioning in growing $6.8 billion SBG category1
Leading Market Shares:
Over 16%2 total in SBG
Leadership position in C-store
Aggressive capital investment
~$140 million of capital invested in operations and systems
Focused production in 3 core bakeries
2 state-of-the-art Autobake lines
36.4%2 in Bagged Donuts
Competitively advantaged business model
Warehouse model Expanded distribution reach Enhanced in-store merchandizing capabilities Compelling retailer economics Close partnerships with third party distributors
Compelling growth story
Core
Sustainable revenue growth opportunityDriving category –~71% of growth last 52 weeks3Additional distribution gains (stores & SKUs) White-SpaceIn-Store Bakery, Frozen Retail, FoodserviceM&A potential strongInternational expansion
Notes: Hostess data does not include Superior.
1 Nielsen U.S. total universe, 52 week data as of 5/21/2016.
2 Nielsen U.S. total universe, 4 week data as of 5/21/2016.
3 Nielsen U.S. total universe, 52 weeks ending 5/23/2015 and 5/21/2016.
PAGE

BRAND STRENGTH DRIVING GROWTH AND CATEGORY
Special emotional relationship with consumers
U.S. consumers share a special emotional relationship with the 96 year old Hostess, a brand that defines the rapidly growing “Indulgent Snacking” trend
96
year history Brand
awareness
Leading category growth
Hostess has contributed over 70% of the SBG category’s growth during recent 52 weeks
Hostess contribution to Category growth category growth4
23
Hostess hiatus Category growth since relaunch Hostess All other
10%
71%
29%
Recent 52 weeks
(8%)
Premium price point1
Hostess products sell at a premium to the competition and the gap continues to widen
82%
($ / lb.) premium $4.47 $4.88 $4.41 $3.10 SBG $2.68 Avg. $3.65
Private label
Strong growth momentum5
Despite two years of rapid gains, Hostess still has room to grow
22.3%
14.9% 15.4%
13.2%
10.6%
2H 13 2014 2015 2016 OldCo
Market Share
(Nielsen Total Universe)
Notes: Hostess data does not include Superior.
1 Nielsen U.S. total universe, 52 weeks ending 5/21/2016.
2 Nielsen U.S. total universe, 12 weeks ending 7/12/2013.
3 Nielsen U.S. total universe, 52 weeks ending 5/21/2016.
4 Nielsen U.S. 52 weeks ending 5/23/2015 and 5/21/2016.
5 Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/6/2012, 24 weeks ending 1/4/2014, 52 weeks ending 12/27/2014, 1/3/2015, and year-to date ending 5/21/2016. Market share based on retail sales dollars.
PAGE

THE SNACKING CATEGORY EXHIBITS STRONG FUNDAMENTAL TRENDS
Snacking is a growth category
Snacking growth outpacing packaged foods – snacks replacing meals
Dollar % change (2014-2015)
1.7% 3.1% 7.6%
Packaged 1 In-Store Snacking Food1 Bakery2
Taste and enjoyment rule…
Relevance across day parts
Expandable Millennials are leading consumption the shift towards grazing throughout the day1
…and Hostess has preserved product quality4
92% of consumers want snacks with taste they enjoy3
Not quite / not nearly as good 9%
A little better 10%
About the same Much better 68% 13%
1 Euromonitor report, Packaged Food in the U.S., December 2015.
2 Nielson Perishables Group Fast Facts, 52 weeks ending 12/26/2015.
3 SNAXPO report, How America Eats, April 2016.
4 Harman Atchison Research, December 2014.
PAGE

HOSTESS STILL HAS SIGNIFICANT HEADROOM FOR GROWTH AND SHARE GAINS
Hostess $ share of SBG category1
22%
~7% gap to Old Co
15%
2016 OldCo
Notes: Hostess data does not include Superior.
1 Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/6/2012, year-to-date ending 5/21/2016. Market share based on retail sales dollars.
Significant Upside Remains
Distribution expansion (more items in more stores)
Custom SKUs Seasonal flavors Display execution Portfolio optimization eCommerce
PAGE

HOSTESS HAS SIGNIFICANT ROOM FOR GROWTH BOTH IN AND BEYOND SBG
IN-STORE
BAKERY
FREEZER INTERNATIONAL
AISLE BFY
NEW
FILLINGS
NEW
FLAVORS
NEW
FORMS
CLUB LICENSING
FOOD-SERVICE
TODAY1
1 $
B
IN-AISLE WHITE SPACE2
1 $ 5 .
B
NEW AISLES AND CHANNELS2
2 $
B
1 Current sales, 5/21/2016, AC Nielsen total universe.
2 Estimated based on assumptions of reasonable share gains against market size in new snack categories.
PAGE

OPPORTUNITIES FOR THE FUTURE
Great Foundation Culture of Growth Innovation
New products and
platforms
Line extensions and
Core flavors
Seasonal LTO
programs
ACV expansion
Frozen Retail
Food Service
White SpaceClub
International
School items
Acquisition of Superior Cake Products, Inc.1
Acquisitions & Cross-category licensing partnerships
Licensing
Notes: Mars is a registered trademark of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc.
1 May 2016.
PAGE

HOSTESS’ APPROACH TO BETTER-FOR-YOU
Objective: provide better-for-you options for consumers while maintaining brand equity and taste credentials
Two-Pronged

®
BFY Strategy
Removal of Addition of negatives positives
Phased approach to “cleaner label” on core
Today – “0 grams trans fat per serving and no PHOs” Short-term – Label simplification and focus on natural flavors and colors Long-term – Formulation changes to remove animal fats and other targeted ingredients
New items delivering BFY benefits
Today – New Mini Muffins deliver 8g whole grain. Banana muffins: “smart snack” for school nutrition compliance Longer-term – New platforms to deliver positive nutrition
Source: Nielsen panel data; Hostess Brand A&U, Harman Atchison Research, December 2014.
PAGE

PROJECTIONS AND GROWTH OVERVIEW

SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL
Net Revenue
($ in millions)
$199 million increase
+8%
+11% $722 $781
+12% $42 $654 $39 $582 $33 $27
$366 $332 $738 $684 $14 $621 $17 $555 $316 $353
2014A 2015A H1’15 2016E H1’16 2017E
Gross Profit1
($ in millions)
$339
$317
$13
$11
$272
$239 $7
$5
$160
$145 $326
$306 $4
$265 $4
$234
$142 $157
2014A 2015A H1’15 2016E H1’16 2017E
41.0% 41.6% 43.8% 43.9% 43.7% 43.4%
. EBITDA margin (Hostess)
Gross Profit Margin
Adj. EBITDA2
($ in millions)
Adj. EBITDA2
($ in millions)
11% increase $235 $220 $8 $186 $7 $152 $4
$2 $111 $100 $227 $214 $2 $182 $2 $150
$98 $109
2014A 2015A H1’15 2016E H1’16 2017E
Total (PF
Adj. EBITDA margin (Hostess)
~380 bps improvement
31.3%
30.9% 30.9% 30.8%
29.4%
27.0%
2014A 2015A H1’15 2016E H1’16 2017E
Total Margin 26.1% 28.5% 30.1% 30.5% 30.3% 30.2%
(PF Superior)
(PF Superior)
Hostess Full Year Hostess H13 Superior4
Note: Hostess projections represent the stand alone business and do not include the impact of purchase accounting or other impacts from the consummation of this transaction. Superior Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding.
1 Gross profit figures exclude costs associated with Recall.
2 Adjusted EBITDA is a non-GAAP measure. Please see p24 for a reconciliation of Net Income to Adjusted EBITDA for Hostess.
3 Hostess H1’16 financials include the performance of Superior from 5/10/2016 through 6/30/2016 (correspondingly excluded from H1’16 Superior results).
4 Superior H1’16 financials include the performance of Superior from 1/1/2016 through 5/9/2016.
PAGE

SUSTAINABILITY OF MARGINS
Driver Commentary
No material change in retail pricing model relative to legacy business
Hostess is the leading brand in the premium segment
Pricing As a category leader, retailers are supportive of our price structure since it generates a higher penny profit and profit margin for them relative to other brands
~$140 million invested to create state-of-the-art manufacturing capabilities
Hostess has a 3 bakery model that concentrates production of items to individual production lines
Hostess has significant future cost savings and cost avoidance opportunities as we grow:
Manufacturing
~$25m of annual manufacturing costs are fixed overhead that can be leveraged
Less than 80% capacity utilization today
Significant automation opportunities available
SG&A functions fully built out with no legacy costs, pension obligations, etc.
SG&A and ~40% of SG&A is fixed (e.g., corporate) that can scale with incremental sales
Distribution
Third party warehouse and common carrier transportation provides scale and efficiency
Strong margin profile driven by: (i) the health of the SBG category combined with (ii) Hostess’ leading brand position in the premium segment and (iii) a highly efficient operating model that could only be implemented through the unique circumstances around the relaunch
PAGE

LOW MAINTENANCE CAPEX WITH OPPORTUNITIES TO DRIVE PRODUCTIVITY ABOVE PLAN
Actual and estimated Capex ($ in millions)
$57
$3 $3
$8 $45
$41 $3
$3 $6 $3
$7 $9 $31
$24 $26 $3
$6 $3 $3 $5
$3 $2 $3 $7
$22 $19 $24 $19 $13
1
2013A 2014A 2015A 2016P 2017P
Startup Capex2: one-time New Capacity Capex New Product Support Productivity Maintenance Capex IT relaunch expenditures Investments
Productivity and capability As Hostess moves focus from Startup to Best-In-Class Operator, there are a substantial number of automation and efficiency investment projects with payback periods under 2 years opportunities
1 Excludes acquisition and on-going capital expenditures for Superior.
2 Startup capex in the Stub year and 2014A includes one-time relaunch expenditures (i.e., equipment setup, Emporia warehouse improvements, pie line relocation and start-up support).
PAGE

III. TRANSACTION SUMMARY AND TIMELINE ®

ILLUSTRATIVE TRANSACTION TERMS
Pro-forma enterprise value of $2,292 million (10.4x 2016E Adj. EBITDA) Pro-forma net debt / 2016E Adj. EBITDA of 4.5x1
Existing Hostess shareholders to be paid $522 million cash consideration2 and issued 46.6 million roll-over shares in Hostess at close
C. Dean Metropoulos (CDM) will serve as Executive Chairman post-transaction. C. Dean Metropoulos and family affiliates will continue to have over $300 million invested in the company Additional PIPE investors committed to participate via $350 million private placement (includes $50mm of additional roll-over contribution from C. Dean Metropoulos) Completion of transaction is expected in Q3 2016
Pro-forma valuation
($ in millions, except per share values)
Pro-forma for transaction close
Gores illustrative share price $10.00 Pro-forma shares outstanding (millions)3 130.0 Total equity value $1,300.4 Pro-forma net debt $991.8 Pro-forma enterprise value $2,292.2
Pro-forma enterprise value / Adj. EBITDA
2016E Adj. EBITDA $220.4 10.4x 2017E Adj. EBITDA $235.5 9.7x Net debt / 2016E Adj. EBITDA 4.5x1
Sources & uses
($ in millions)
Sources
Gores Holdings cash4 $375 Additional PIPE investors (excluding $50mm additional roll-over $300 contribution from CDM) CDM additional roll-over contribution $50 Total sources $725
Uses
Cash consideration4 $522 Cash to de-lever $173 Gores Holdings transaction costs $30 Total uses $725
Illustrative post-transaction ownership breakdown5
C. Dean SPAC Metropoulos shareholders 25% 29%
Apollo Additional 17% PIPE investors (excl. CDM
Gores and Gores)
8% 21%
Net debt / 2016E Adj. EBITDA 4.5x1 Gores 8%
1 Expected net debt at close of $1,165mm, de-levered by $173mm to net debt of $992mm (including $7.5mm of cash remaining on balance sheet).
2 Cash consideration is prior to $50mm additional roll-over contribution by CDM and before transaction costs incurred by Hostess.
3 Pro-forma share count includes 37.5mm Gores Holdings public shares, 5.3mm Gores Holdings Founder shares, 46.6mm rollover shares issued to sellers, 32.7mm shares issued to additional PIPE investors (including 5.4mm to Gores), and 7.9mm shares issued to CDM (including his additional roll-over contribution). Furthermore, the company has committed to cancel 4.1mm Founder shares (with the potential to transfer up to an additional 0.5mm of Founder shares, subject to certain conditions).
4 Assumes no Gores stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.
5 Reflects pro forma ownership post cancellation of 4.1mm Founder shares. Assumes a nominal share price of $10.00.
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VALUATION BENCHMARKING TO PEERS
Pro-forma firm value / 2016E Adj. EBITDA1
High growth food & beverage Snacking & baking Mid-cap food
Median = 16.4x Median = 13.9x Median = 13.6x
3 18.3x
17.9x 16.4x
14.9x 15.2x
14.1x 13.8x 14.3x 13.6x 13.5x
12.4x 10.8x
10.4x 9.7x
Pro-forma firm value / 2017E Adj. EBITDA2
High growth food & beverage Snacking & baking Mid-cap food
Median = 14.8x Median = 11.8x Median = 12.9x
3 17.0x
15.8x 14.5x 16.0x
13.9x 13.8x
12.9x 12.8x
12.1x 11.5x
10.9x 10.5x
9.7x 9.3x
WWAV HAIN LNCE FLO MCK LANC BGS PF THS
Gores’ acquisition of Hostess will occur at a meaningful discount to peers’ TEV/ EBITDA trading  levels.
Source: Company and public filings; WallStreet Research; FactSet. Notes: Estimates as of 8/4/2016.
1 Hostess represents transaction pro-forma firm value of $2,292mm divided by 2016E Adj. EBITDA of $220mm.
2 Hostess represents transaction pro-forma firm value of $2,292mm divided by 2017E Adj. EBITDA of $235mm.
3 WhiteWave Foods market data as of 7/6/2016, prior to transaction announcement.
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ATTRACTIVE MARGIN PROFILE RELATIVE TO PEERS
2016E Adj. EBITDA Margins
High growth food & beverage Snacking & baking Mid-cap food
Median = 13.6% Median = 18.6% Median = 17.8%
37.7%
30.5%
23.4% 23.1% 22.3%
20.5%
17.8% 17.5% 17.0%
13.6% 13.6% 13.8%
12.1%
10.3%
WWAV HAIN LNCE FLO BGS PF MCK LANC THS
2016E FCF Conversion1
High growth food & beverage Snacking & baking Mid-cap food
Median = 65.3% Median = 81.7% Median = 84.7%
99.5% 3
2 90.9%
86.8% 84.0% 90.2% 86.9%
84.9% 84.7% 81.0% 80.9%
79.4% 76.5%
68.8%
45.7%
HAIN WWAV FLO LNCE BGS LANC PF MCK THS
Hostess’ competitively advantaged business model contributes to its best in class margins
Source: Company and public filings; WallStreet Research; FactSet.
Notes: Estimates as of 8/4/2016.
1 FCF conversion defined as (Adj. EBITDA-Capex) / Adj. EBITDA.
2 Represents 2017E Hostess FCF Conversion; Adj. EBITDA—$235.5m, Capex—$31.1m ; Hostess 2016E FCF Conversion of 78.9% ($4mm carry over expansion capex from 2015)
given uptick in expansion capex.
3 Given lack of estimates, assumes CY2016E capex as same % of sales as FY2015A.
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ANTICIPATED TRANSACTION TIMELINE
Date Event
Early July Business combination agreement executed
Transaction announced
July Preliminary proxy materials filed with SEC
September o Set record date for shareholder vote
Early-Mid o Mail final proxy materials to shareholders September
Late September- o Hold shareholder vote and close transaction Early October
Notes: Estimated timeline based on current information and subject to change.
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HOSTESS NON?GAAP RECONCILIATION (UNAUDITED)
Twelve Twelve
Months Months Six Months Twelve Six Months Twelve (Estimated) (Estimated) Ended Months Ended Ended Months Ended Ending Ending 30-Jun-16 31-Dec-15 30-Jun-15 31-Dec-14 (in millions) 31-Dec-17 31-Dec-16
Net income (loss) $101.8 $74.9 $48.0 $88.8 $75.7 $81.5 Plus non-GAAP adjustments: Interest expense, net 50.1 59.6 35.7 50.0 17.7 37.4 Loss on debt extinguishment1 ——25.9 7.8 -Depreciation and amortization 15.3 11.5 5.6 9.8 4.5 7.1 Related party expenses2—2.5 2.4 4.3 2.5 4.5 Unit-based compensation 0.2 0.3 0.4 1.4 0.4 0.4 Other (income) expense3—9.9 9.2 (8.7) (12.1) 0.6 Impairment of property and equipment —7.3 7.3 2.7 0.4 13.2
Loss on sale/abandonment of property and
- 0.2 0.2 4.2 0.9 5.2 equipment and bakery shutdown costs4
Special employee incentive compensation5 ——3.9 —
Distributions for Cash taxes and tax sharing and
60.1 47.4 0.3 — -income tax provision
Adjusted EBITDA6 $227.5 $213.8 $109.2 $182.2 $97.7 $149.8
Superior Adjusted EBITDA7 8.0 6.6 2.0 4.2 2.3 2.1
Combined Adjusted EBITDA $235.5 $220.4 $111.2 $186.5 $100.0 $151.9
Notes: Hostess projections represent the stand alone business and do not include the impact of purchase accounting or other impacts from the consummation of this transaction.
1 During the year ended December 31, 2015, the Company recorded a loss on extinguishment related to our original Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million, during the third quarter of 2015. During the six months ended June 30, 2015, the Company recorded a loss on a partial extinguishment of its original Term Loan of $7.8 million, which consisted of prepayment penalties of $3.0 million and write-off of deferred financing costs of
$4.8 million.
2 Related party expenses consist of expenses associated with the Company’s employment agreement with Mr. Metropoulos as the Chief Executive Officer and/or Executive Chairman. The Company classifies all expenses associated with this arrangement as related party expenses.
3 2016 estimate includes $7.7 million of exceptional one-time items, $2.1mm of fees for professional services and $0.1 million of other expenses. During the six months ended June 30, 2016, other income consisted of legal and professional fees of $3.7mm and
$5.2mm, and $4.0mm of flour-related recall costs. During the year ended December 31, 2015, other income consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual irrevocable licenses to certain “know how” in certain countries in the Middle East, partially offset by $3.3 million for professional service fees related to our pursuit of a potential sale of the Company. Other income during the six months ended June 30, 2015, primarily consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual irrevocable licenses to certain “know how” in certain countries in the Middle East. During the year ended December 31, 2014, other expense was $0.6 million.
4 2016 estimate includes bakery shutdown costs of $0.2 million, in expenses associated with utilities, insurance, maintenance, and taxes related to the assets that were held for sale. During the years ended December 31, 2015 and December 31, 2014, the Company incurred expenses associated with the closure and relocation of assets of $1.2 million and $1.4 million, respectively. Also, during the year ended December 31, 2014, the Company incurred expenses associated with employee severance and Worker Adjustment and Retraining Notification (WARN) ACT payments of $2.9 million. The Company recorded a loss on sale and abandonment of property and equipment of $3.0 million and $0.8 million during the years ended December 31, 2015 and December 31, 2014, respectively. During the six months ended June 30, 2016, the Company incurred bakery shutdown costs of $0.2 million, in expenses associated with utilities, insurance, maintenance, and taxes related to the assets that were held for sale. During the six months ended June 30, 2015, the Company incurred bakery shutdown costs of $0.9 million associated with the closure and relocation of assets.
5 For the year ended December 31, 2015, a one-time special bonus payment of $2.6 million and $1.3 million was paid to employees at our bakery facilities and corporate employees, respectively, as compensation for their efforts in the successful recapitalization of the Company and was recorded on a separate line in the Consolidated Income Statement as a deduction from gross profit.
6 Hostess H1’16 financials include the performance of Superior from May 10, 2016 through June 30, 2016 (correspondingly excluded from H1’16 Superior results).
7 Superior H1’16 financials include the performance of Superior from January 1, 2016 through May 9, 2016.
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APPENDIX
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GLOSSARY
Term Definition
ACV All-commodity volume (%) BFY Better-for-you C-store Convenience store ISB In-store bakery LTO Limited time offer PHO Partially hydrogenated oils SBG Sweet baked goods SKU Stock keeping unit
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